UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act 1934

Date of Report (Date of earliest event reported):       July 14, 2010

IntegraMed America, Inc,
(Exact name of registrant as specified in charter)

Delaware
(State of other jurisdiction of incorporation)

0-20260	6-1150326
(Commission file Numbers)	(IRS Employer Identification No.)

Two Manhattanville Road, Purchase, NY	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone no. including area code: (914) 253-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b)
□	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Current Report on Form 8-K/A is being filed to correct a clerical error in the Current Report on Form 8-K filed July 14, 2010 (the "Original Filing").  In the Original Filing, the press release was filed under Item 2.02. The press release should have been filed under Item 7.01.

ITEM 7.01                       Regulation FD Disclosure.

On July 14, 2010, Registrant issued a press release, which is attached hereto as exhibit 99.1 and incorporated herein by reference.

ITEM 9.01                       Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Registrant’s Press Release dated July 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntegraMed America, Inc. (Registrant)

Date: July 14, 2010	By:	/s/John W. Hlywak, Jr.
John W. Hlywak, Jr. Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)